EXHIBIT 10.6

THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT").

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE U.S. SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
(Non U.S. Subscribers)

TO:	DIGITAL VALLEYS CORP. (the “Company”)
Attn: David Brow
1100 Dexter Ave. North, Suite 100
Seattle, Washington 98109
USA

Purchase of Units

1.	SUBSCRIPTION

1.1   The undersigned (the “Subscriber”) hereby irrevocably subscribes (the “Subscription”) for and agrees to purchase from DIGITAL VALLEYS CORP. (the “Company”) Units of the Company (the “Units”) at a price of $0.25 per Unit, in the aggregate investment amount set forth in “Aggregate Subscription Amount” below.   Each Unit consists of one share of common stock of the Company (a “Common Share”) and one common share purchase warrant (a “Warrant”), each Warrant exercisable to acquire one share of common stock of the Company (a “Warrant Share”) at an exercise price of $0.50 per Warrant Share for a period of 2 years (collectively the Common Shares, the Warrants and the Warrant Shares are referred to herein as the “Securities”).  The Subscriber agrees to be bound by the terms and conditions set forth in this Agreement, including without limitation the representations, warranties and covenants set forth in the applicable schedules attached thereto. The Subscriber further agrees, without limitation, that the Corporation may rely upon the Subscriber’s representations, warranties and covenants contained in such documents.  All figures are in United States Dollars unless otherwise specified.

1.2   The Company hereby irrevocably agrees to sell, on the basis of the representations and warranties and subject to the terms and conditions set forth herein, to the Subscriber the Units.  Subject to the terms hereof, the Subscription will be effective upon its acceptance by the Company.

1.3   Unless otherwise provided, all dollar amounts referred to in this Subscription Agreement are in lawful money of the United States of America.

2.	PAYMENT

2.1   The Subscription Proceeds must accompany this Subscription and shall be wired directly to the Company's bank account in accordance with the wire instructions attached hereto as Schedule A.

2.2   The Subscriber acknowledges and agrees that this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be held by the Company's lawyers on behalf of the Company.  In the event that this Subscription Agreement is not accepted by the Company for whatever reason within 30 days of the delivery of an executed Subscription Agreement by the Subscriber, this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Subscription Agreement.

2.3   Where the Subscription Proceeds are paid to the Company, the Company is entitled to treat such Subscription Proceeds as an interest free loan to the Company until such time as the Subscription is accepted and the certificates representing the Shares have been issued to the Subscriber.

3.	DOCUMENTS REQUIRED FROM SUBSCRIBER

3.1   The Subscriber must complete, sign and return to the Company two (2) executed copies of this Subscription Agreement.

3.2   The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, the OTC Bulletin Board, stock exchanges and applicable law.

4.	CLOSING

4.1   Closing of the offering of the Units (the "Closing") shall occur immediately upon bank receipt of the Subscription Proceeds.  The Warrant certificate will be in the form attached hereto as Schedule B.

5.	ACKNOWLEDGEMENTS OF SUBSCRIBER

5.1   The Subscriber acknowledges and agrees that:

(a)
none of the Securities have been or will be registered under the U.S. Securities Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the U.S. Securities Act ("Regulation S"), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the U.S. Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act and in each case only in accordance with applicable state and provincial securities laws;

(b)	the Company has not undertaken, and will have no obligation, to register any of the Securities under the U.S. Securities Act or any other securities legislation;

(c)	the Subscriber has received and carefully read this Subscription Agreement;

(d)
at the time of subscription, Subscriber reviewed the economic consequences of the purchase of the Securities with its attorney and/or other financial advisor, was afforded access to the books and records of the Corporation, conducted an independent investigation of the business of the Corporation, and was fully familiar with the financial affairs of the Corporation.   Subscriber consulted with its counsel with respect to the U.S. Securities Act and applicable federal and state securities laws. The Corporation has not provided the Subscriber with any representations, statements, or warranties as to the Securities.  Subscriber has had access to the Corporation’s periodic public filings with the United States Securities and Exchange Commission (“the “SEC”) available electronically on EDGAR at www.sec.gov and has been provided a copy of such filings if so requested;

(e)
the Subscriber has been advised that the Company has held an annual and general meeting of its shareholders on June 6, 2011, in which the shareholders voted to approve resolutions to: (i) elect a director; (ii) amend the Articles of Incorporation to change the name of Digital Valleys Corp. to American Bakken Energy Corp., or such other similar name that is legally available; and (iii) amend the bylaws of Digital Valleys Corp. (the “Bylaws”) to: (A) permit the president, the chief executive officer (“CEO”), a majority of the members of the board of directors of Digital Valleys Corp. (the “Board”), or a majority of the stockholders of the Corporation to request a special meeting of the stockholders; (B) reduce quorum for a meeting of the shareholders to shareholders holding 1/3 of the outstanding shares of the Corporation; (C) reduce the number of stockholders required for a vote by written consent to a majority of stockholders; (D) permit the president, CEO, or a majority of the Board to call a special meeting of the Board; (E) permit the Board to fill vacancies of the Board; (F) permit the appointment of a CEO and a chief financial officer (“CFO”) and to provide the CEO and CFO with authority; and (G) permit the Board to amend the Bylaws.  The actions approved by the shareholders are anticipated to be effective as soon as practicable;

(f)
the Subscriber has been advised that the Board approved resolutions authorizing the acquistion (the “Acquisition”) of JHE Holdings, LLC, a Texas limited liability company and holder of certain oil and gas assets in Texas (“JHE”), from High Plains Oil, LLC, a Nevada limited liability company controlled by a to be appointed director (“High Plains”), under the terms of a Membership Purchase Agreement.  Under the terms of the Membership Purchase Agreement, the Company has agreed, among other things, to (i) assume obligations under a promissory note, dated January 1, 2011 (“Note”), in the principal amount of $7,500,000, including an installment payment of $1,000,000 on closing of the Acquisition; (ii) assume a pledge the membership interests in JHE and grant a security interest in the assets of JHE to secure the Note ; (iii) permit High Plains to retain a 10% interest in the assets of JHE; (iv) issue 1,000,000 shares of common stock to High Plains and 600,000 shares of common stock to the former owners of JHE; (v) pay $240,000 ($100,000 at closing of the Acquistion and the balance in three installments) to a consultant of High Plains in connection with the Acquisition; and (vi) close the Acquisition on or about June 10, 2011  The Subscriber has further been advised that information related to the Acquisition and this offering is confidential until publicly disclosed in the the Company’s SEC filings;

(g)
Proceeds of this offering are anticipated to be used to fund the payment obligations in connection with the Acquisition, transaction expenses and costs, pay outstanding liabilities and for general working capital purposes;

(h)
the Subscriber and the Subscriber's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the sale of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable by the Company without unreasonable effort or expense;

(i)
the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by Subscribers during reasonable business hours at its principal place of business and that all documents, records and books in connection with the sale of the Securities hereunder have been made available for inspection by the Subscriber, the Subscriber's attorney and/or advisor(s);

(j)
all of the information which the Subscriber has provided to the Company is correct and complete as of the date the Subscription Agreement is signed, and if there should be any change in such information prior to this Subscription Agreement being executed by the Company, the Subscriber will immediately provide the Company with such information;

(k)
the Company is entitled to rely on the representations and warranties and the statements and answers of the Subscriber contained in this Subscription Agreement and the Subscriber will hold harmless the Company from any loss or damage it or they may suffer as a result of the Subscriber's failure to correctly complete this Subscription Agreement;

(l)
the Subscriber will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(m)
the Subscriber has been advised to consult the Subscriber's own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and

(ii)	applicable resale restrictions;

(n)	in addition to resale restrictions imposed under U.S. securities laws, there are additional restrictions on the Subscriber's ability to resell the Securities under the Securities Act;

(o)
the Subscriber has not acquired the Securities as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the U.S. Securities Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the U.S. Securities Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(p)
none of the Securities are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Securities will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of the Company on the OTC Bulletin Board;

(q)	that resale of any of the Securities in Canada is restricted except pursuant to an exemption from applicable securities legislation;

(r)
the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus to sell the Securities and, as a consequence of acquiring the Securities pursuant to such exemption certain protections, rights and remedies provided by any and all applicable securities legislation including statutory rights of rescission or damages, will not be available to the Subscriber;

(s)
the Subscriber is outside the United States when receiving and executing this Subscription Agreement and is acquiring the Securities as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Securities;

(t)
the Company will refuse to register the transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the U.S. Securities Act or pursuant to an available exemption from the registration requirements of the U.S. Securities Act and in each case in accordance with applicable state securities laws;

(u)
neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities or has reviewed any documents in connection with the sale of the Securities hereunder;

(v)	there is no government or other insurance covering any of the Securities;

(w)
the issuance and sale of the Securities to the Subscriber will not be completed if it would be unlawful or if, in the discretion of the Company acting reasonably, it is not in the best interests of the Company;

(x)
the statutory and regulatory basis for the exemption claimed for the offer and sale of the Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act; and

(y)	this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.

6.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSCRIBER

6.1 The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

(a)	the Subscriber is not a U.S. Person;

(b)	the Subscriber is not acquiring the Securities for the account or benefit of, directly or indirectly, any U.S. Person;

(c)	the Subscriber is resident in the jurisdiction set out under the heading "Name and Address of Subscriber" on the signature page of this Subscription Agreement;

(d)
the sale of the Securities to the Subscriber as contemplated by the delivery of this Subscription Agreement, the acceptance of it by the Company and the issuance of the Securities to the Subscriber complies with all applicable laws of the Subscriber’s jurisdiction of residence or domicile and will not cause the Company to become subject to or comply with any disclosure, prospectus or reporting requirements under any such applicable laws;

(e)	if the Subscriber is resident outside of Canada, the Subscriber:

(i)
is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) which would apply to the acquisition of the Securities;

(ii)
the Subscriber is purchasing the Securities pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Subscriber is permitted to purchase the Securities under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions;

(iii)
the applicable securities laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Securities; and

(iv)	the purchase of the Securities by the Subscriber does not trigger:

A.	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or

B.	any continuous disclosure reporting obligation of the Company in the International Jurisdiction; and

the Subscriber will, if requested by the Company, deliver to the Company and the Agent a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Company, acting reasonably;

(f)
the Subscriber is purchasing the Securities as principal for investment only and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons;

(g)	the Subscriber is outside the United States when receiving and executing this Subscription Agreement;

(h)	the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment;

(i)
the Subscriber has made an independent examination and investigation of an investment in the Securities and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Subscriber's decision to invest in the Securities and the Company;

(j)	the Subscriber has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Securities and the Company;

(k)
the Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Subscription Agreement and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, it shall promptly notify the Company;

(l)
the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(m)
the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(n)	the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(o)
the Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(p)
the Subscriber understands and agrees that none of the Securities have been registered under the U.S. Securities Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the U.S. Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act;

(q)
the Subscriber understands and agrees that offers and sales of any of the Securities shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the U.S. Securities Act or an exemption therefrom;

(r)
the Subscriber understands and agrees not to engage in any hedging transactions involving any of the Securities unless such transactions are in compliance with the provisions of the U.S. Securities Act and in each case only in accordance with applicable state and provincial securities laws;

(s)
the Subscriber understands and agrees that the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the U.S. Securities Act or pursuant to an available exemption from the registration requirements of the U.S. Securities Act;

(t)
the Subscriber (i) is able to fend for itself in the Subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(u)
if the Subscriber is acquiring the Securities as a fiduciary or agent for one or more investor accounts, it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgments, representations and agreements on behalf of such account;

(v)
the Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgments, representations and agreements contained in Sections 5 and 6 hereof and agrees that if any of such acknowledgments, representations and agreements are no longer accurate or have been breached, it shall promptly notify the Company;

(w)
the Subscriber acknowledges that it has not acquired the Securities as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the U.S. Securities Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the U.S. Securities Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(x)
the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(y)	no person has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase any of the Securities;

(ii)	that any person will refund the purchase price of any of the Securities;

(iii)	as to the future price or value of any of the Securities; or

(iv)
that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of the Company on the OTC Bulletin Board.

6.2   In this Subscription Agreement, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S.

7.	REPRESENTATIONS AND WARRANTIES WILL BE RELIED UPON BY THE COMPANY

7.1   The Subscriber acknowledges that the representations and warranties contained herein are made by it with the intention that such representations and warranties may be relied upon by the Company and its legal counsel in determining the Subscriber's eligibility to purchase the Securities under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Securities under applicable securities legislation.  The Subscriber further agrees that by accepting delivery of the certificates representing the Securities on the Closing Date, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they will survive the purchase by the Subscriber of Securities and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Securities.

8.	RESALE RESTRICTIONS

8.1   The Subscriber acknowledges that any resale of the Securities will be subject to resale restrictions contained in the securities legislation applicable to each Subscriber or proposed transferee.  The Subscriber acknowledges that the Securities have not been registered under the U.S. Securities Act of the securities laws of any state of the United States and that the Company does not intend to register same under the U.S. Securities Act, or the securities laws of any such state and has no obligation to do so.  The Securities may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state and provincial securities laws or exemptions from such registration requirements are available.

8.2   The Subscriber acknowledges that the Certificates representing the Securities delivered pursuant to this Subscription shall bear a legend in the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”).  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION

REQUIREMENTS UNDER THE U.S. SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE CORPORATION.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH U.S. SECURITIES LAWS.”

if the certificates representing the Securities have been held for a period of at least six months and if Rule 144 under the U.S. Securities Act is applicable (there being no representations by the Corporation that Rule 144 is applicable), then the undersigned may make sales of the Securities only under the terms and conditions prescribed by Rule 144 of the U.S. Securities Act or other exemptions therefrom.  The Company shall use commercially reasonable efforts to cause its legal counsel to deliver an opinion or such other documentation as may reasonably be required to effect sales of the Securities under Rule 144.

8.3   Subscriber acknowledges that if the Company is deemed to be a “shell company” as that term is defined under the U.S. Securities Act, then the applicable hold period of the Company’s securities under Rule 144 of the U.S. Securities Act will be one year from the date the Company ceases to be a “shell company” and files Form 10 type information with the SEC.

8.4   Subscriber acknowledges that the Warrants may not be exercised by or for the account or benefit of a U.S. Person or a person in the United States unless the Warrants and the Warrant Shares issuable upon exercise of the Warrants are registered under the U.S. Securities Act and the securities laws of all applicable states or an exemption is available from the registration requirements of such laws, and the holder has furnished an opinion of counsel satisfactory to the Corporation to such effect.  Subscriber acknowledges and agrees that upon the original issuance of the Warrants, and until such time as it is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, all certificates representing the Warrants and all certificates issued in exchange therefor or in substitution thereof, shall bear the following legend:

“THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON OR PERSON IN THE UNITED STATES AND THE UNDERLYING SHARES MAY NOT BE DELIVERED WITHIN THE UNITED STATES UNLESS THE WARRANT AND THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE, AND THE HOLDER HAS DELIVERED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT.  “UNITED STATES” AND “U.S. PERSON” ARE USED HEREIN AS SUCH TERMS ARE DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.”

9.	NO REGISTRATION RIGHTS

9.1   The Company has no immediate intention to file a registration statement under the U.S. Securities Act with the SEC.

10.	ACKNOWLEDGEMENT AND WAIVER

10.1   The Subscriber has acknowledged that the decision to purchase the Securities was solely made on the basis of publicly available information.  The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Securities.

11.	LEGENDING AND REGISTRATION OF SUBJECT SECURITIES

11.1   The Subscriber hereby acknowledges that a legend may be placed on the certificates representing any of the Securities to the effect that the Securities represented by such certificates are subject to a hold period and may not be traded until the expiry of such hold period except as permitted by applicable securities legislation.

11.2   The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

12.	COLLECTION OF PERSONAL INFORMATION

12.1   The Subscriber acknowledges and consents to the fact that the Company is collecting the Subscriber’s personal information for the purpose of fulfilling this Subscription Agreement and completing the Offering.  The Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Company to (a) stock exchanges or securities regulatory authorities, (b) the Company's registrar and transfer agent, (c) tax authorities, (d) authorities pursuant to the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (PATRIOT ACT) and (e) any of the other parties involved in the Offering, including legal counsel, and may be included in record books in connection with the Offering.  By executing this Subscription Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) and to the retention of such personal information for as long as permitted or required by law or business practice.  Notwithstanding that the Subscriber may be purchasing Securities as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Company in order to comply with the foregoing.

13.	COSTS

13.1   The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Securities shall be borne by the Subscriber.

14.	GOVERNING LAW

14.1   This Subscription Agreement is governed by the laws of the State of Nevada and the federal laws applicable therein.

15.	SURVIVAL

15.1   This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Securities by the Subscriber pursuant hereto.

16.	ASSIGNMENT

16.1   This Subscription Agreement is not transferable or assignable.

17.	EXECUTION

17.1   The Company shall be entitled to rely on delivery by facsimile machine of an executed copy of this Subscription Agreement and acceptance by the Company of such facsimile copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Company in accordance with the terms hereof.

18.	SEVERABILITY

18.1   The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

19.	ENTIRE AGREEMENT

19.1   Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

20.	NOTICES

20.1   All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.  Notices to the Subscriber and the Company shall be directed to it at the respective address in this Subscription Agreement.

21.	COUNTERPARTS

21.1   This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date of acceptance by the Company.

Please print all information (other than signatures), as applicable, in the space provided below

____________________________________________	Number of Units: ________________________________
(Name of Subscriber)
=
Account Reference (if applicable): ________________
By: _______________________________________	Aggregate Subscription Amount: US$ ______________________________ (insert total subscription amount in US$)
Authorized Signature

___________________________________________________
(Official Capacity or Title – if the Subscriber is not an individual)

___________________________________________________
(Name of individual whose signature appears above if different than the name of the subscriber printed above.)

___________________________________________________
(Subscriber’s Address, including Municipality and Province)

___________________________________________________
S.I.N. or Taxation Account of Subscriber

___________________________________________________
(Telephone Number) (Email Address)

If the Subscriber is signing as agent for a principal (beneficial purchaser) and is not purchasing as trustee or agent for accounts fully managed by it, complete the following:

___________________________________________________
(Name of Principal)

___________________________________________________
(Principal’s Address)

___________________________________________________

Account Registration Information:

___________________________________________________
(Name)

___________________________________________________
(Account Reference, if applicable)

___________________________________________________
(Address, including Postal Code)

Delivery Instructions as set forth below:

___________________________________________________
(Name)

___________________________________________________
(Account Reference, if applicable)

___________________________________________________
(Address)

___________________________________________________
(Contact Name)              (Telephone Number)

A C C E P T A N C E

The above-mentioned Subscription Agreement in respect of the Units is hereby accepted by DIGITAL VALLEYS CORP.

DATED at ________________________________________, the _______ day of __________________, 2011.

DIGITAL VALLEYS CORP.

Per:
    Authorized Signatory

SCHEDULE A

INSTRUCTIONS FOR WIRING FUNDS TO DIGITAL VALLEYS CORP.

Exhibit B

Form of Warrant Certificate

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”).  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE CORPORATION.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH U.S. SECURITIES LAWS.

THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON OR PERSON IN THE UNITED STATES AND THE UNDERLYING SHARES MAY NOT BE DELIVERED WITHIN THE UNITED STATES UNLESS THE WARRANT AND THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE, AND THE HOLDER HAS DELIVERED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT.  “UNITED STATES” AND “U.S. PERSON” ARE USED HEREIN AS SUCH TERMS ARE DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

WARRANTS

DIGITAL VALLEYS CORP.

(A Nevada Corporation)
CERTIFICATE NUMBER: 2011 SERIES A – ●	Warrants representing the Right to Purchase «Number» Common Shares

WARRANTS FOR PURCHASE OF COMMON SHARES

THIS IS TO CERTIFY THAT, for value received «Name», «Address» (hereinafter called the “holder”) is entitled to subscribe for and purchase «Number» fully paid and non-assessable common shares (“Common Shares”) in the capital of DIGITAL VALLEYS CORP. (hereinafter called the “Company”) at any time on or before 5:00 PM (PST) on  [2 years from Closing] at a price of $0.50 per Common Share, subject to adjustment and to the provisions and terms and conditions herein set forth.  The Warrants will be void and of no value after 5:00 PM (PST) on  [2 years from Closing] (the “Expiry Time”).

The Warrants and the Common Shares issuable upon exercise hereof have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States.  The Warrants may not be exercised in

Exhibit B - 1

the United States or by or for the account or benefit of a U.S. Person or a person in the United States and the underlying Common Shares may not be delivered within the United States unless the underlying Common Shares to be delivered upon exercise of these Warrants have been registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and the holder has delivered to the Company an opinion of counsel in form and substance satisfactory to the Company to such effect.  “United States” and “U.S. Person” are used herein as such terms are defined by Regulation S under the U.S. Securities Act.

The rights to acquire Common Shares granted by this certificate (the “Warrant Certificate”) may be exercised by the holder, subject to the terms and conditions hereof, in whole or in part (but not as to a fractional Common Share), by surrender of this Warrant Certificate and the duly completed and executed Exercise Form attached hereto as Appendix A to the offices of the Company located at 1100 Dexter Ave. North, Suite 100, Seattle, WA  98109, USA (or such other address as the Company may designate in writing), accompanied by a certified cheque, bank draft or money order payable in lawful money of the United States to or to the order of the Company in payment of an amount equal to the purchase price of the number of Common Shares for which Warrants are then exercised.  See attached Appendix C for instructions on how to exercise Warrants represented by this Warrant Certificate.

Surrender of this Warrant Certificate and the duly completed Exercise Form with payment of the purchase price as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Company at the offices of the Company.

In the event of any exercise of the rights represented by this Warrant Certificate, certificates representing the Common Shares so subscribed for shall be delivered to the holder at the address specified in the Exercise Form within a reasonable time, not exceeding five days after the rights represented by this Warrant Certificate have been so exercised.  If fewer Common Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, unless the Warrants have expired, a new warrant certificate granting the right to acquire that number of Common Shares, if any, with respect to which the Warrants have not then been exercised shall also be issued to the holder within such time.  The Company shall not be required to issue fractional Common Shares upon the exercise of all or any part of the Warrants and the holder will not be entitled to a cash payment in lieu of any such fractional interest.

The Warrants represented by this Warrant Certificate may only be exercised by or for the account or benefit of a holder who, at the time of exercise, either:

a.
represents to the Company, pursuant to subparagraph 1 of the attached Exercise Form, that (i) at the time of exercise of the Warrants the holder is not within the United States, (ii) the holder is not exercising the Warrants for the account or benefit of a U.S. Person or person in the United States, and (iii) the delivery of the underlying Common Shares will not be to an address in the United States;

b.
represents to the Company, pursuant to subparagraph 2 of the attached Exercise Form, that (i) the holder is a U.S. Purchaser (as such term is defined in the subscription agreement pursuant to which the holder purchased the Warrants from the Company (the “Subscription Agreement”), (ii) the holder was the original subscriber for the Warrants from the Company, and (iii) the representations, warranties and covenants set forth in the Subscription Agreement are true and correct on the date of exercise, including specifically the representations and warranties in Schedule A to the Subscription Agreement; or

c.
provides, pursuant to subparagraph 3 of the attached Exercise Form, a written opinion of counsel satisfactory to the Company that the Common Shares to be delivered upon exercise of the Warrants have been registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or are exempt from such registration requirements.

Unless the Common Shares issuable upon the exercise of the Warrants are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States and the holder has provided a written opinion of counsel satisfactory to the Company to such effect, all certificates representing Common Shares will bear the following legend:

Exhibit B - 2

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”).  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE CORPORATION.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH U.S. SECURITIES LAWS”.

The Company covenants and agrees that all Common Shares which may be issued upon the exercise of the rights represented by this Warrant Certificate will, upon issuance, be fully paid and non-assessable and free of all liens, charges and encumbrances.  The Company further covenants and agrees that during the period within which the rights represented by this Warrant Certificate may be exercised, the Company will at all times have authorized and reserved a sufficient number of Common Shares to provide for the exercise of the rights represented by this Warrant Certificate.

THE FOLLOWING ARE THE TERMS AND CONDITIONS REFERRED TO IN THIS WARRANT CERTIFICATE:

1.   Adjustment of Subscription and Purchase Rights.  The original purchase price in effect and the number and type of securities purchasable under the Warrants at any date shall be subject to adjustment from time to time as follows:

(a)
If and whenever at any time prior to the Expiry Time, the Company shall (i) subdivide or redivide the outstanding Common Shares into a greater number of shares, (ii) reduce, combine or consolidate the outstanding Common Shares into a smaller number of shares, or (iii) issue Common Shares to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend, the exercise price in effect on the effective date of any such event shall be adjusted immediately after such event or on the record date for such issue of Common Shares by way of stock dividend, as the case may be, so that it shall equal the amount determined by multiplying the purchase price in effect immediately prior to such event by a fraction, of which the numerator shall be the total number of Common Shares outstanding immediately prior to such event and of which the denominator shall be the total number of Common Shares outstanding immediately after such event; and the number of Common Shares which the holder is entitled to purchase upon exercise of each Warrant shall be adjusted at the same time by multiplying the number by the inverse of the aforesaid fraction; such adjustments shall be made successively whenever any event referred to in this subsection (a) shall occur; any such issue of Common Shares by way of a stock dividend shall be deemed to have been made on the record date for the stock dividend for the purpose of calculating the number of outstanding Common Shares immediately after such event under this subsection (a) and subsection (e) of this Section.

(b)
If and whenever at any time prior to the Expiry Time, the Company shall fix a record date for the issuance of rights, options or warrants to all or substantially all of the holders of the outstanding Common Shares, entitling them, for a period expiring not more than 45 days after such record date, to subscribe for or purchase Common Shares (or securities convertible into or exchangeable for Common Shares) at a price per share (or having a conversion or exchange price per share) less

Exhibit B - 3

than 95% of the Current Market Price on such record date, the purchase price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the purchase price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date plus the number arrived at by dividing the aggregate price of the total number of additional Common Shares offered for subscription or purchase (or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered) by such Current Market Price, and of which the denominator shall be the total number of Common Shares outstanding on such record date plus the total number of additional Common Shares offered for subscription or purchase (or into which the convertible or exchangeable securities so offered are convertible or exchangeable); and the number of Common Shares which the holder is entitled to purchase upon exercise of each Warrant shall be adjusted at the same time by multiplying the number by the inverse of the aforesaid fraction; any Common Shares owned by or held for the account of the Company or any subsidiary of the Company shall be deemed not to be outstanding for the purpose of any such computation; such adjustment shall be made successively whenever such a record date is fixed; to the extent that any such rights, options or warrants are not so issued or any such rights, options or warrants are not exercised prior to the expiration thereof, the purchase price shall then be re-adjusted to the exercise price which would then be in effect based upon the number and aggregate price of Common Shares (or securities convertible into or exchangeable for Common Shares) actually issued upon the exercise of such rights, options or warrants, as the case may be.

(c)
If and whenever at any time prior to the Expiry Time, the Company shall fix a record date for the making of a distribution to all or substantially all the holders of its outstanding Common Shares of: (i) shares of any class other than Common Shares, other than shares distributed to holders of Common Shares pursuant to their exercise of options to receive dividends in the form of such shares in lieu of Dividends Paid in the Ordinary Course on the Common Shares and other than the issue of Common Shares to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend, or (ii) subject to paragraph 1(b), rights, options or warrants (excluding rights exercisable for 45 days or less) or (iii) evidence of its indebtedness, or (iv) assets (excluding Dividends Paid in the Ordinary Course), including shares of other corporations, then, in each such case, the purchase price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the purchase price in effect on such record date by a fraction, of which the numerator shall be  the greater of:  (i) one; and (ii) the total number of Common Shares outstanding on such record date multiplied by the Current Market Price per Common Share on such record date, less the fair market value (as determined by the board of directors of the Company, acting reasonably, which determination, absent manifest error, shall be conclusive) of such shares or rights, options or warrants or evidences or indebtedness or assets so distributed, and of which the denominator shall be the total number of Common Shares outstanding on such record date multiplied by such Current Market Price per Common Share; and the number of Common Shares which the holder is entitled to purchase upon exercise of each Warrant shall be adjusted at the same time by multiplying the number by the inverse of the aforesaid fraction; any Common Shares owned by or held for the account of the Company shall be deemed not to be outstanding for the purpose of any such computation; such adjustment shall be made successively whenever such a record date is fixed; to the extent that such distribution is not so made, the exercise price shall be re-adjusted to the exercise price which would then be in effect if such record date had not been fixed or to the exercise price which would then be in effect based upon such shares or rights, options or warrants or evidences of indebtedness or assets actually distributed, as the case may be, and in clause (iv) the term “Dividends Paid in the Ordinary Course” shall include the value of any securities or other property or assets distributed in lieu of cash Dividends Paid in the Ordinary Course.

(d)
If and whenever at any time prior to the Expiry Time, there is a reclassification of the Common Shares at any time outstanding or a change of the Common Shares into other shares or a capital reorganization of the Company not covered in subsection (a) of this section or a consolidation, amalgamation or merger of the Company with or into any other corporation or a sale of the property and assets of the Company as or substantially as an entirety to any other person, a holder

Exhibit B - 4

holding Warrants represented by this Warrant Certificate which have not been exercised prior to the effective date of such reclassification, capital reorganization, consolidation, amalgamation, merger or sale shall thereafter, upon the exercise of such Warrants, be entitled to receive and shall accept in lieu of the number of Common Shares, as then constituted, to which the holder was previously entitled upon exercise of the Warrants, but for the same aggregate consideration payable therefore, the number of shares or other securities or property of the Company or of the corporation resulting from such reclassification, consolidation, amalgamation or merger or of the person to which such sale may be made, as the case may be, that such holder would have been entitled to receive on such reclassification, capital reorganization, consolidation, amalgamation, merger or sale of, on the effective date thereof, as if the holder had been the registered holder of the number of Common Shares to which the holder was previously entitled upon due exercise of the Warrants; and in any case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Warrant Certificate with respect to the rights and interests thereafter of the holders of the Warrants to the end that the provisions set forth in this Warrant Certificate shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares or securities or property to which the holder may be entitled upon the exercise of such Warrants thereafter.

(e)
The adjustments required under the terms of this Warrant Certificate upon the occurrence of any of the events referred to herein shall become effective immediately after a record date for such event, and the Company may defer, until the occurrence of such event, issuing to the holder of any Warrants exercised after such record date and before the occurrence of such event the kind and amount of shares, other securities or property to which it would be entitled upon such exercise by reason of the adjustment required by such event; provided, however, that the Company shall deliver to such holder an appropriate instrument evidencing such holder’s right to receive the kind and amount of shares, other securities or property to which it would be entitled upon the occurrence of the event requiring such adjustment and the right to receive any distributions made or declared in favour of holders of record of Common Shares as constituted from time to time on and after such date as the holder would, but for the provisions of this subsection (e), have received, or become entitled to receive, on such exercise.

(f)
The adjustments provided for in this Warrant Certificate are cumulative and shall apply to successive subdivisions, redivisions, reductions, combinations, consolidations, distributions, issues or other events resulting in any adjustment under the provisions of this Warrant Certificate provided that, notwithstanding any other provision of this Section, no adjustment of the purchase price or number of Common Shares, as then constituted, purchasable shall be required unless such adjustment would require an increase or decrease, of at least 1% in the purchase price or the number of Common Shares, as then constituted, purchasable then in effect; provided however, that any adjustments which by reason of this subsection (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(g)
In the event of any question arising with respect to the adjustments provided in this Warrant Certificate, such question shall, absent manifest error, be conclusively determined by a firm of chartered accountants appointed by the Company (who may be the auditors of the Company) and acceptable to the holder, acting reasonably, with the assistance of legal counsel, who may be legal counsel to the Company; such accountants shall have access to all necessary records of the Company and such determination shall be binding upon the Company and the holder.

2.   Definitions.

In this Warrant Certificate:

(a)
“Current Market Price” per Common Share or Participating Share at any date shall be the closing price per share for such shares on a day before such date on OTCBB (or if the Common Shares are not listed on such stock exchange, on such other exchange on which the Common Shares are listed as may be selected for such purpose by the directors of the Company, or if the Common Shares are not listed on any stock exchange, then on the over the counter market);

Exhibit B - 5

(b)
“Common Shares” means the Company’s presently authorized common voting shares without par value and shall also include any other authorized classes of shares in the capital of the Company which do not have special rights and restrictions attaching fixed dividends thereto and limiting the participation of holders of shares of such classes in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company;

(c)
“Dividends Paid in the Ordinary Course” means cash dividends declared payable on the Common Shares in any fiscal year of the Company to the extent that such cash dividends do not exceed, in the aggregate, the greatest of:  (i) 50% of the retained earnings of the Company at the end of the immediately preceding fiscal year; (ii) 150% of the aggregate amount and/or value of dividends declared payable by the Company on the Common Shares in its immediately preceding fiscal year; and (iii) 100% of the net earnings of the Company, before extraordinary items, for its immediately preceding fiscal year (versus the amount or value of all dividends paid or payable in respect of such fiscal year which credited net earnings) to be as shown in the audited consolidated financial statements of the Company for such preceding fiscal year or, if there are no audited financial statements with respect to such period, computed in accordance with generally accepted accounting principles consistent with the applications made in preparation of the most recent audited consolidated financial statements of the Company, and for such purpose the amounts of any dividend paid in shares shall be the aggregate deemed issue price of such shares and the amount of any dividend paid in other than cash or shares shall be the fair market value of such dividend as declared by resolution passed by the board of directors of the Company; and

3.   Restriction on Exercise.  Notwithstanding any other provision hereof, no Holder shall exercise these Warrants, if as a result of such conversion the holder would then become a “beneficial owner” (as determined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of more than 4.99% of the issued and outstanding Common Stock.  For greater certainty, the Warrants shall not be exercisable by the Holder or redeemed by the Company, if, after giving effect to such exercise, the holder of such securities, together with its affiliates, would in aggregate beneficially own, or exercise control or direction over that number of voting securities of the Company which is 4.99% or greater of the total issued and outstanding voting securities of the Company, immediately after giving effect to such exercise; provided, however, that upon a holder of these Warrants providing the Company with a Waiver Notice that such holder would like to waive the provisions of this paragraph 3 with regard to any or all shares of Common Stock issuable upon exercise of these Warrants, this paragraph 3 shall be of no force or effect with regard to those shares of Common Stock referenced in the Waiver Notice; provided, further, that this provision shall be of no further force or effect during the sixty-one (61) days immediately preceding the expiration of the term of these Warrants.

4.   No Rights of Shareholders.  The Warrants shall not entitle the holder to any rights as a shareholder of the Company, including without limitation, voting rights.

5.   Transferability.  The Holder agrees that it will not transfer, hypothecate, sell, assign, pledge or encumber any Warrants or Warrant Shares unless such securities are registered under the U.S. Securities Act and registered or qualified under any applicable state securities laws or such transfer is effected pursuant to an available exemption from registration.  Transfer of the Warrants can be undertaken by delivery of the Warrant Transfer Form, attached as Appendix B hereto, to the Company at the Company’s offices.  The Company undertakes to use commercially reasonable efforts to effect such transfer and issue a Warrant Certificate in the name of the transferee within 3 business days of receipt thereof.  The Company reserves the right to refuse to transfer any Warrant if such transfer would be in violation of any securities laws, including but not limited to the U.S. Securities Act.

6.   Reporting Issuer. So long as the Warrants evidenced by this Warrant Certificate remain outstanding, the Company covenants that it shall do or cause to be done all things necessary to maintain its status as a reporting issuer not in default with the United States Securities and Exchange Commission.

Exhibit B - 6

7.   New Certificate.  This Warrant Certificate is exchangeable, upon the surrender hereof by the holder to the Company, for a new Warrant Certificate of like tenor representing in the aggregate the right to subscribe for and purchase the number of Common Shares which may be subscribed for and purchased hereunder, each of such new Warrant Certificates to represent the right to subscribe for and purchase such number of Common Shares as shall be designated by the holder at the time of such surrender.

8.   Loss, Mutilation, Destruction or Theft of Warrants.  In case this Warrant Certificate shall become mutilated or be lost, destroyed or stolen, the Company, subject to applicable law, shall issue and deliver a new Warrant Certificate representing the Warrants of like date and tenor as the one mutilated, lost, destroyed or stolen upon surrender of and in place of and upon cancellation of the mutilated Warrant Certificate or in lieu of and in substitution for the lost, destroyed or stolen Warrant Certificate.  The applicant for the issue of a new Warrant Certificate representing the Warrants pursuant to this Section shall bear the cost of the issue thereof and in case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Company such evidence of ownership and of the loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as shall be satisfactory to the Company, acting reasonably, and the applicant may also be required to furnish an indemnity in amount and form satisfactory to the Company, acting reasonably, and shall pay the reasonable charges of the Company in connection therewith.

9.   Governing Law.  The Warrants evidenced hereby shall be governed by and construed in accordance with the laws of the State of Nevada.

10.   Time.  Time shall be of the essence hereof.

IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be executed by a duly authorized officer as of the ____ day of June, 2011.

DIGITAL VALLEYS CORP.

Per: ________________________________________ Authorized Signatory

Exhibit B - 7

APPENDIX “A”

EXERCISE FORM

TO:           DIGITAL VALLEYS CORP.

The undersigned hereby exercises the right to purchase and hereby subscribes for ____________ Common Shares in the capital of DIGITAL VALLEYS CORP. (the “Company”) (or such number of other securities or property to which this Warrant entitles the undersigned in lieu thereof or in addition thereto under the provisions of the attached Warrant Certificate).

In connection with this exercise, the undersigned hereby (check one):

_____1.
represents to the Company that (i) at the time of exercise of this Warrant the undersigned is not within the United States, (ii) the undersigned is not exercising this Warrants for the account or benefit of a U.S. Person or person in the United States, and (iii) the delivery of the underlying Common Shares will not be to an address in the United States;

_____2.
represents to the Company that (i) the undersigned is a U.S. Purchaser (as such term is defined in the subscription agreement pursuant to which the undersigned purchased this Warrant from the Company (the “Subscription Agreement”), (ii) the undersigned was the original subscriber for the Warrants from the Company, and (iii) the representations, warranties and covenants set forth in the Subscription Agreement are true and correct on the date of exercise of this Warrant, including specifically the representations and warranties in Schedule A to the Subscription Agreement; or

_____3.
confirms that the undersigned is tendering with this exercise form a written opinion of counsel satisfactory to the Company to the effect that the securities to be delivered upon exercise of this Warrant have been registered under the United States Securities Act of 1933, as amended, (the "U.S. Securities Act") and the securities laws of all applicable states of the United States or are exempt from such registration requirements.

 “United States” and “U.S. person” are as defined by Regulation S under the U.S. Securities Act.

The undersigned holder understands that unless the Common Shares issuable upon the exercise of the Warrants are registered under the 1933 Act and the securities laws of all applicable states of the United States and the undersigned has provided a written opinion of counsel satisfactory to the Company to such effect, the certificate representing the Common Shares issued upon exercise of this Warrant will bear the following restrictive legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”).  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE CORPORATION.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH U.S. SECURITIES LAWS”.

Appendix A to Exhibit B - 1

If any Warrants represented by this Warrant certificate are not being exercised, a new Warrant certificate will be issued and delivered with the Common Share certificates.

Please issue a certificate for the Common Shares being purchased as follows in the name of the undersigned.

DATED at ______________________________ this _________ day of _________________, ______.

___________________________________________ Signature Witnessed (see instructions to Warrantholders)	___________________________________________ Signature of Warrantholder (to be the same as appears on the face of this Warrant Certificate) or authorized signing officer if a corporation

Name of Warrantholder:	___________________________________________

Address (please print):	___________________________________________ ___________________________________________

Appendix A to Exhibit B - 2

APPENDIX “B”

WARRANT TRANSFER FORM

TO: DIGITAL VALLEYS CORP.	Dated ___________ ___, _____

FOR VALUE RECEIVED, _______________________ hereby sells, assigns and transfers unto_____________________________(the "Assignee"),

(please type or print in block letters)

(insert address)

its right to purchase up to __________ shares of Common Stock represented by these Warrants and does hereby irrevocably constitute and appoint _______________________ Attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.

Signature:   ___________________________________________

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”).  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES.

To be completed by transferee.

In connection with this transfer: (check one):

______
The undersigned transferee hereby certifies that (i) it is not a U.S. Person and was not offered the Warrants while in the United States and did not execute this certificate while within the United States, (ii) it is not acquiring any of the Warrants represented by this Warrant Certificate by or on behalf of any U.S. person or person within the United States, and (iii) it has in all other respects complied with the terms of Regulation S of the United States Securities Act of 1933, as amended (the “US Securities Act”), or any successor rule or regulation of the United States Securities and Exchange Commission as presently in effect.

______
The undersigned transferee is delivering a written opinion of U.S. counsel to the effect that this transfer of Warrants has been registered under the U.S. Securities Act or are exempt from registration thereunder.

Signature: ___________________________________________

Appendix B to Exhibit B - 1

APPENDIX “C”

INSTRUCTIONS TO WARRANTHOLDERS

TO EXERCISE:

To exercise Warrants, the Warrantholder must complete, sign and deliver the Exercise Form, attached as Appendix A and deliver the Warrant Certificate(s) to DIGITAL VALLEYS CORP. (the “Company”) at the address set forth below indicating the number of Common Shares to be acquired.  In such case, the signature of such registered holder on the Exercise Form must be witnessed.

GENERAL:

For the protection of the holder, it would be prudent to use registered mail if forwarding documents by mail.

If the Exercise Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the Warrant Certificate must also be accompanied by evidence of authority to sign satisfactory to the Company.

The address of the Company is:

DIGITAL VALLEYS CORP.
1100 Dexter Ave. North, Suite 100
Seattle, Washington 98109
USA

Appendix C to Exhibit B - 1